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                                             Morgan Stanley Balanced Fund
                                             Item 77(O) 10F-3 Transactions
                                            February 1, 2010 - May 31, 2010
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
                                                                       Amount
                                                                         of
                                                                       Shares       % of       % of
             Purchase/     Size    Offering           Total           Purchased   Offering     Funds
 Security      Trade        of     Price of         Amount of            By       Purchased    Total                      Purchased
 Purchased      Date     Offering   Shares          Offering            Fund       By Fund    Assets       Brokers          From
----------   ---------   --------  --------     -----------------     ---------   ---------   ------    ---------------   ---------
Pacific       02/04/10       -     $ 99.303     $  450,000,000.00        50,000     0.01%      0.10%     BofA Merrill       UBS
LifeCorp                                                                                                 Lynch, J.P.       Warburg
6.000% due                                                                                                Morgan, UBS
 2/10/2020                                                                                                Investment
                                                                                                            Bank,
                                                                                                           Barclays
                                                                                                         Capital, BNP
                                                                                                         PARIBAS, BNY
                                                                                                            Mellon
                                                                                                           Capital
                                                                                                        Markets, LLC,
                                                                                                        CALYON, Citi,
                                                                                                         Commerzbank
                                                                                                         Corporates &
                                                                                                          Markets,
                                                                                                         Deutsche Bank
                                                                                                          Securities,
                                                                                                            HSBC,
                                                                                                          Mitsubishi
                                                                                                             UFJ
                                                                                                         Securities,
                                                                                                         PNC Capital
                                                                                                         Markets LLC,
                                                                                                         RBS, SOCIETE
                                                                                                        GENERALE, The
                                                                                                           Williams
                                                                                                           Capital
                                                                                                         Group, L.P.,
                                                                                                         U.S. Bancorp
                                                                                                         Investments,
                                                                                                         Inc., Wells
                                                                                                            Fargo
                                                                                                          Securities

Nationwide    02/18/10       -     $ 99.765     $  800,000,000.00       205,000     0.33%      1.03%      Barclays        Banc of
Building                                                                                                 Capital Inc.,    America
Society                                                                                                   Banc of
6.250% due                                                                                                America
2/25/2020                                                                                                Securities
                                                                                                         LLC, Morgan
                                                                                                        Stanley & Co.
                                                                                                         Incorporated
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
Comcast       02/24/10       -     $ 99.899     $1,400,000,000.00        40,000     0.00%      0.08%     Deutsche Bank    Greenwich
Corp.                                                                                                     Securities,      Capital
5.150% due                                                                                                Mitsubishi
3/1/2020                                                                                                     UFJ
                                                                                                         Securities,
                                                                                                           RBS, UBS
                                                                                                          Investment
                                                                                                          Bank, BofA
                                                                                                           Merrill
                                                                                                            Lynch,
                                                                                                           Barclays
                                                                                                         Capital, BNP
                                                                                                           PARIBAS,
                                                                                                         Citi, Daiwa
                                                                                                          Securities
                                                                                                        America Inc.,
                                                                                                           Goldman,
                                                                                                         Sachs & Co.,
                                                                                                         J.P.Morgan,
                                                                                                            Morgan
                                                                                                           Stnaley,
                                                                                                         Wells Fargo
                                                                                                         Securities,
                                                                                                         Broadpoint.
                                                                                                          Gleacher,
                                                                                                          SunTrust
                                                                                                          Robinson
                                                                                                          Humphrey,
                                                                                                          Lloyds TSB
                                                                                                          Corporate
                                                                                                           Markets,
                                                                                                            Mizuho
                                                                                                          Securities
                                                                                                         USA Inc., US
                                                                                                           Bancorp
                                                                                                         Investments,
                                                                                                          Inc., BNY
                                                                                                            Mellon
                                                                                                           Capital
                                                                                                        Markets, LLC,
                                                                                                         Loop Capital
                                                                                                        Markets, LLC,
                                                                                                         The Williams
                                                                                                           Capital
                                                                                                         Group, L.P.,
                                                                                                           Blaylock
                                                                                                         Robert Van,
                                                                                                          LLC, M.R.
                                                                                                            Beal &
                                                                                                           Company,
                                                                                                          Ramirez &
                                                                                                          Co., Inc.,
                                                                                                           Guzman &
                                                                                                           Company

Ameriprise    03/08/10       -     $ 99.761     $  750,000,000.00        25,000     0.00%      0.05%       Goldman,        Goldman
Financial                                                                                                 Sachs & Co.,      Sachs
Inc.                                                                                                        Credit
5.300% due                                                                                                  Suisse,
3/15/20                                                                                                     Morgan
                                                                                                         Stanley, BofA
                                                                                                            Merrill
                                                                                                         Lynch, HSBC,
                                                                                                         J.P. Morgan,
                                                                                                            Wells
                                                                                                            Fargo
                                                                                                          Securities
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
Primerica     03/31/10       -     $ 15.000     $   21,360,000.00         1,000     0.00%      0.01%      Citi, UBS         UBS
 Inc.                                                                                                       Investment    Securities
                                                                                                            Bank,
                                                                                                        Deutsche Bank
                                                                                                         Securities,
                                                                                                            Morgan
                                                                                                           Stanley,
                                                                                                            Keefe,
                                                                                                          Bruyette &
                                                                                                            Woods
                                                                                                          Macquarie
                                                                                                           Capital,
                                                                                                           Raymond
                                                                                                            James,
                                                                                                           Sandler
                                                                                                          O'Neill +
                                                                                                          Partners,
                                                                                                            L.P.,
                                                                                                           SunTrust
                                                                                                           Robinson
                                                                                                          Humphrey,
                                                                                                          CastleOak
                                                                                                         Securities,
                                                                                                          L.P., ING,
                                                                                                            Willis
                                                                                                           Capital
                                                                                                          Markets &
                                                                                                           Advisory

Southern      04/13/10       -     $ 99.481     $  400,000,000.00        25,000     0.00%      0.05%       Credit          Credit
Copper                                                                                                     Suisse,         Suisse
Corp                                                                                                    Goldman Sachs     Securities
5.375% Due                                                                                               & Co, Morgan
4/16/2020                                                                                               Stanley, BBVA
                                                                                                          Securities
                                                                                                         BofA Merrill
                                                                                                            Lynch

US Bank       04/26/10       -     $100.000     $  500,000,000.00       250,000     0.05%      0.49%        Credit         Credit
NA -                                                                                                        Suisse,        Suisse
Cincinnati                                                                                                  Morgan        Securities
3.778% due                                                                                                  Stanley, US     (USA)
4/29/2020                                                                                                   Bancorp,         LLC
                                                                                                            Aladdin
                                                                                                          Capital LLC,
                                                                                                            Loop
                                                                                                           Capital
                                                                                                           Markets
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
NBC           04/27/10       -     $ 99.845     $   2,000,000,000.00     85,000     0.00%      0.17%        Goldman,       JP Morgan
Universal                                                                                                  Sachs & Co.,
Inc.                                                                                                      J.P. Morgan,
5.150% due                                                                                                   Morgan
4/30/2020                                                                                                 Stanley, BofA
                                                                                                           Merrill
                                                                                                         Lynch, Citi,
                                                                                                           Barclays
                                                                                                         Capital, BNP
                                                                                                           Paribas,
                                                                                                            Credit
                                                                                                           Suisse,
                                                                                                         Deutsche Bank
                                                                                                          Securities,
                                                                                                          Mitsubishi
                                                                                                             UFJ
                                                                                                          Securities,
                                                                                                           RBS, UBS
                                                                                                          Investment
                                                                                                            Bank,
                                                                                                          Mitsubishi
                                                                                                             UFJ
                                                                                                         Securities,
                                                                                                         Wells Fargo
                                                                                                         Securities,
                                                                                                           Blaylock
                                                                                                         Robert Van,
                                                                                                             LLC,
                                                                                                          CastleOak
                                                                                                         Securities,
                                                                                                          L.P., Loop
                                                                                                           Capital
                                                                                                        Markets, LLC,
                                                                                                        Ramirez &Co.,
                                                                                                          Inc., The
                                                                                                           Williams
                                                                                                           Capital
                                                                                                         Group, L.P.

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